                                                                   EXHIBIT 10.11

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO RESTRICTIONS SET FORTH HEREIN AND THE CONDITIONS SPECIFIED IN SECTION 1 OF THE INVESTORS' RIGHTS AGREEMENT, DATED APRIL _, 1996, AMONG PLANETOUT, A DELAWARE CORPORATION, AND THE INVESTORS NAMED THEREIN (THE "INVESTORS' RIGHTS AGREEMENT'), AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF PLANETOUT.

                                    PLANETOUT

                           STOCK SUBSCRIPTION WARRANT

                                   MAY 31, 1996

                  THIS CERTIFIES that, for value received, AMERICA ONLINE, INC., ("AOL") or assigns, is entitled to subscribe for and purchase from PLANETOUT, a Delaware corporation (the "Corporation"), that number of shares (the "Warrant Shares") of Common Stock of the Corporation (the "Common Stock") as shall be determined in accordance with the provisions of Section 1 hereof, up to a maximum of 798,462 shares of Common Stock at a price per share of $0.1127 (the "Warrant Price"), at such times as shall be determined in accordance with
Section 1 hereof during the period (the "Exercise Period") commencing with the date hereof and ending with the earlier of (i) the date that is ten (10) years from the date hereof or (ii) immediately prior to the closing of any underwritten public offering of any of the Corporation's securities. This Warrant is being issued contemporaneously with the panics entry into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") dated the date hereof, among the Corporation and the Investors named therein, including AOL, and that certain Information Provider Agreement between the Corporation and AOL dated as of April 22, 1996 (the "IPA"). Terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

                  1.       NUMBER OF WARRANT SHARES EXERCISABLE HEREUNDER.

                  This Warrant shall become exercisable as to that number of Warrant Shares, and at such times, as are determined in accordance with Schedule A attached hereto. Notwithstanding anything to the contrary on such Schedule A this Warrant shall be fully vested and exercisable as to the maximum number of Warrant Shares, as set forth above, immediately prior to the closing of any underwritten public offering of the Company's securities if, as of such time,
(i) the IPA is still in full
force and effect, and (ii) AOL has performed, in all material respects, its obligations under the IPA which it had been required to perform up until such time.

                  2.       EXERCISE OF WARRANT.

                  Subject to the provisions of Section 1 hereof, the rights represented by this Warrant may be exercised by the holder hereof, as to those Warrant Shares for which this Warrant is then exercisable as determined in accordance with said Section 1, in whole or in part, at any time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the office of the Corporation at 584 Castro Street, Suite 550, San Francisco, California 94114, or at such other agency or office of the Corporation, in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment to the Corporation of the Warrant Price in cash or by check or by cancellation of indebtedness for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if such Warrant Exercise shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

                  3.       EXCHANGE OF WARRANT.

                           a.       At any time and from time to time during the
Exercise Period, the holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with paragraph (b) below, by the surrender of this Warrant, accompanied by a properly completed and executed Notice of Exchange in the form attached, at the agency or office of the Corporation referred to in Section 2.

                           b.       In connection with any Warrant Exchange,
this Warrant shall represent the right to subscribe for and acquire the excess (rounded to the next higher integer) of (i) the number (the "Total Number") of Warrant Shares specified in the Notice of Exchange (and for which this Warrant would otherwise be exercisable) over (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Warrant Price by (B) the Fair Market Value.

                           c.       Fair Market Value of a share of Common Stock
as of a particular date (the "Determination Date") shall mean:

                                    1.       if the Corporation's Common Stock
                                    is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc., Automated Quotation ("NASDAQ") National Market System, then the average of the closing or last sale prices, respectively, reported for the twenty (20) trading days ended immediately preceding the Determination Date; or if the Corporation's Common Stock is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the mean of the average of the closing bid and asked prices reported for the twenty
                                    (20) trading days ended immediately
                                    preceding the Determination Date;

                                    2.       in the event of a Warrant Exchange
                                    in connection with a merger or consolidation of the Corporation or a sale of all outstanding capital stock or sale of all or substantially all of the assets, the value of the consideration received or receivable by the stockholders of the Corporation for each share of Common Stock held (assuming, in the case of a sale of assets, the Corporation is liquidated immediately following such sale and the consideration paid to the Corporation is immediately distributed to its stockholders); and

                                    3.       in all other circumstances, the
                                    fair market value per share of outstanding
                                    Common Stock as determined by a nationally recognized independent investment banking firm jointly selected by the Corporation and the holder of this Warrant or, if such selection cannot be made within five days after delivery of the Notice of Exchange, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

                           d.       The closing of any Warrant Exchange shall
take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than five and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange (i.e., the excess of (i) the number of shares subject to this Warrant immediately before such Warrant Exchange over (ii) the Total Number).

                  4.       ADJUSTMENT OF WARRANT PRICE.

                  If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive the benefits of such stock dividend, subdivision, split-up, or combination, the Warrant Price shall be adjusted to a new amount equal to the product of (A) the Warrant Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of Common Stock outstanding on such record date (without giving effect to the event referred to in the foregoing clause (i) or (ii)), by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clause (i) or (ii), if such event had occurred immediately following such record date.

                  5.       ADJUSTMENT OF WARRANT SHARES.

                  Upon each adjustment of the Warrant Price as provided in
Section 4, the Holder shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by (B) the new Warrant Price resulting from such adjustment. No fractional shares of Common stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.

                  6. MINIMAL ADJUSTMENTS. No adjustment in the Warrant Price and/or the number of Warrant Shares shall be made if such adjustment would result in a change in (i) the Warrant Price of less than one cent ($0.01) per share or (ii) the Warrant Shares of less than one share (the "Adjustment Threshold Amount"). Any adjustment not made because the Adjustment Threshold Amount is not satisfied shall be carried forward and made, together with any subsequent adjustments, at such time as (a) the aggregate amount of all such adjustments is equal to at least the Adjustment Threshold Amount or (b) the Warrant is exercised.

                  7. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Warrant Price pursuant to Section 4 or the number of Warrant Shares pursuant to Section 5, the Corporation promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder hereof a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

                  8.       COVENANTS AS TO COMMON STOCK.

                           a.       The Corporation covenants and agrees that
all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Corporation will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Corporation further covenants that all shares issuable upon exercise of the Warrant and payment of the Warrant Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue of such shares (other than taxes in respect of any transfer occurring contemporaneously with such exercise and payment or otherwise specified herein). The Corporation agrees that its issuance of the Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of the Warrant and covenants that all such shares, when issued, sold and delivered in accordance with the terms of the Warrant for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer set forth in this Warrant, and applicable state and federal securities laws. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

                           b.       The Corporation will not, by any voluntary
action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in effecting the terms of this Warrant and in taking all actions necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment of its rights hereunder.

                  9.       NO SHAREHOLDER RIGHTS.

                  This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

                  10.      RESTRICTIONS ON TRANSFER.

                  The Corporation is relying upon an exemption from registration, with respect to this Warrant and the shares of Common Stock issuable upon exercise hereof, under the Act and applicable state securities laws. The holder hereof, by acceptance hereof, represents that the holder hereof understands that either this Warrant nor the Common Stock issuable upon exercise hereof has been registered with the Securities and Exchange Commission nor under any state securities law, and that neither this Warrant nor the Common Stock issuable upon exercise hereof may be sold or transferred unless registered under the Act and any applicable state securities laws, or unless an exemption from such registration is available. By acceptance hereof, the holder hereof represents, warrants and acknowledges that (a) it is acquiring the Warrant (and the shares of Common Stock or other securities issuable upon exercise hereof) for its own account for investment purposes and not with a view to distribution, (b) it has received all such information as the holder hereof deems necessary and appropriate to enable the holder hereof to evaluate the financial risk inherent in making an investment in the Corporation, and satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof, (c) the holder's acquisition of shares upon exercise hereof will be a highly speculative investment, (d) the holder hereof is able, without impairing its financial condition, to hold such shares for an indefinite period of time and to suffer a complete loss of the holder's investment, and (e) the holder hereof has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquisition of this Warrant and the shares issuable upon exercise hereof and of making an informed investment decision with respect thereto. Each certificate representing shares of Common Stock or other securities issued upon exercise of this Warrant shall have conspicuously endorsed on its face, at the time of its issuance, such legends as counsel to the Company deems necessary or appropriate, including without limitation the legend set forth on the top of the first page of this Warrant. The Company agrees to remove such legends upon (i) receipt of an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Corporation, addressed to the Corporation and reasonably satisfactory in form and substance to the Corporation's counsel, to the effect that the proposed transfer of this Warrant, or the securities issuable upon exercise hereof, may be effected without registration under the Securities Act of 1933, as amended, or any applicable state securities laws or
(ii) such other showing as shall be reasonably satisfactory to the Corporation's counsel.

                  11.      TRANSFER OF WARRANT; AMENDMENT.

                           a.       Subject to Section 10 above, this Warrant
and all rights hereunder are transferable, in whole, or in part, at the agency or office of the Corporation referred to in Section 2, by the holder hereof in person or by such person's duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

                           b.       The terms and provisions of this Warrant may
not be modified or amended, except upon the written consent of the Corporation and the holder of this Warrant.

                  12. NOTICES OF RECORD DATE. Upon (a) any establishment by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Corporation, or any other right, (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Corporation with or into any other corporation, any transfer of all or substantially all the assets of the Corporation, or any voluntary or involuntary dissolution, or winding up of the Corporation or (c) the Initial Public Offering (as defined herein), the Corporation shall mail to the holder hereof at least 10 days, or such longer period as may be required by law, prior to the record date or the closing date of the initial Public Offering specified therein, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, (iii) the closing date of the Initial Public Offering and (iv) the date, if any, fixed as to when the holders of record of Common Stock (of other securities at that time receivable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

                  13.      REORGANIZATIONS, ETC.

                  In case, at any time during the Exercise Period, of any Capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock and Preferred Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale.

                  14.      LOST STOLEN, MUTILATED OR DESTROYED WARRANT.

                  Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Corporation may determined, or (in the case of mutilation) upon surrender and cancellation hereof, the Corporation, at its expense, shall issue a new Warrant in substantially identical form in replacement hereof.

                  15.      HEADINGS.

                  The descriptive headings in this Warrant are included for convenience only, and do not constitute a part hereof.

                  16.      GOVERNING LAW.

                  This Warrant shall be construed in accordance with and governed by the laws of the State of California.

                  17.      ISSUE TAX.

                  The issuance of certificate for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder of the Warrant for any issue tax (other than applicable income taxes) in respect thereof; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in name other than that of the then holder of the Warrant being exercised.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed by its duly authorized officer an the date first above written.

PLANETOUT
a Delaware corporation

By: /s/ Tom Rielly
    --------------------------------
Name: Tom Rielly
Title: President

ATTEST: [ILLEGIBLE]
        ----------------------------
              Secretary

                                   SCHEDULE A

The number of Warrant Shares for which the Warrant shall be exercisable is as follows.

Percentage of Maximum Number of Warrant Shares:

Performance Milestone

1) Signing of that certain Information Provider             30% (or 239,539 Warrant Shares)
Agreement by and between PlanetOut and AOL dated as
of April 22, 1996 (the "IPA")

2) On the Commercial Launch Date (as defined in the         30% (or 239,539 Warrant Shares)
IPA)

3) Implementation of the Promotional Plan set forth         20% (or 159,692 Warrant Shares)
on Exhibit B to the IPA

4) Maintaining IPA through April 22, 1998                   10% (or 79,846 Warrant Shares)

5) Maintaining IPA through April 22, 1999                   10% (or 79,846 Warrant Shares)

                              FORM OF SUBSCRIPTION

                     [To be signed upon exercise of Warrant]

                  The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,__________________________shares of Common Stock of PlanetOut a Delaware corporation, and herewith makes payment of $_______________________________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, ____________________, whose address is _______________________________.

Dated: _____________________________

_______________________________________
(Signature)

_______________________________________

_______________________________________
(Address)

                               NOTICE OF EXCHANGE

        (To be executed by the Holder in order to exchange the Warrant.)

         The undersigned hereby irrevocably elects to exchange this Warrant into____________shares (the foregoing number constituting the "Total Number" referred to in Section 3 of this Warrant) of Common Stock of PlanetOut, a Delaware corporation, minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on________________.

Dated:________________________

Name of Holder:________________________

By:____________________________________

                               FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Warrant]

         For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the Warrant to purchase ___________shares of Common Stock of PlanetOut, a Delaware corporation ("PlanetOut"), to which the Warrant relates, and appoints Attorney to transfer such right on the books of PlanetOut with full power of substitution in the premises.

Dated:________________                  ________________________________
                                                    (Signature)

Signed in the presence of:

____________________________________